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                             THE VANTAGEPOINT FUNDS

                      VANTAGEPOINT INCOME PRESERVATION FUND
               VANTAGEPOINT MODEL PORTFOLIO SAVINGS ORIENTED FUND
              VANTAGEPOINT MODEL PORTFOLIO CONSERVATIVE GROWTH FUND
                     MODEL PORTFOLIO TRADITIONAL GROWTH FUND

           Supplement dated September 2, 2004 to the Prospectus dated
                            May 1, 2004, as amended


   This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

PROPOSED CHANGES

On August 30, 2004, the Board of Directors (the "Board") of The Vantagepoint Funds approved, and decided to recommend that the shareholders of the Vantagepoint Income Preservation Fund (the "Fund" or the "VIP Fund") approve, changing the name, investment objective and strategies of the Fund, as described below. On September 2, 2004, the Board's recommendations were presented to and approved by the Board of Directors of The VantageTrust Company, which indirectly holds a majority of the Fund's shares through the Vantagepoint Model Portfolio Funds. The VantageTrust Company is an affiliate of the Fund's investment adviser, Vantagepoint Investment Advisers, LLC ("VIA").

The Fund's new investment objective will be to seek a total return that is consistent with preservation of principal. The Fund will seek to achieve its new objective by investing in a diversified portfolio of debt securities payable primarily in U.S. dollars and by normally maintaining an average portfolio maturity between one and three years. The Fund will not maintain a stable net asset value. These changes, which will result in the conversion of the Fund to a short-term bond fund ("Conversion"), are expected to take place on or about November 6, 2004. When the changes become effective, the Fund will be renamed the "Vantagepoint Short-Term Bond Fund".

The Board also authorized certain immediate changes in the management and composition of the Fund's portfolio as a temporary measure and on an interim basis, until the new investment objectives and strategies are implemented. Finally, the Board voted to eliminate the 2% transaction fee that now applies to redemptions from the Fund in certain circumstances.

Additional information about the interim and longer-term changes to the Fund is provided below.

REASONS FOR THE CHANGES

The Board has taken these actions because it has concluded that the Fund is not likely to be able to continue, over the long term, to follow its current investment strategy of using wrapper agreements to seek to preserve capital and to maintain a stable net asset value per share. The Board reached this conclusion based on, among other things, the current regulatory uncertainty about the method for valuing wrapper agreements that mutual funds will be able to use in the


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future. The Board also considered the potential inability of the Fund to continue to purchase wrapper agreements on economically viable terms and took into account the potential impact of rising interest rates on the Fund's ability to maintain a stable net asset value without such wrapper agreements and that shareholders could be subject to unexpected loss of principal value. In addition, the Board considered the facts that the Fund's current wrapper agreements will expire on November 7 and December 1, 2004, respectively, and that it is uncertain whether these could be renewed in light of the regulatory inquiries described below. The Board believes its actions are in the best interests of the Fund and its shareholders under the circumstances.

As disclosed in the Fund's registration statement, applicable supplements and most recent semi-annual report, the U.S. Securities and Exchange Commission ("SEC") has inquired of registered "stable value" mutual funds, including the Fund, as to the methodology used by the funds to value their wrapper agreements. The SEC and its staff have not issued any public statement regarding the results of this inquiry and have not indicated whether or when such a statement may be made. However, it is possible that the SEC's conclusions may require stable value mutual funds to stop using the types of wrapper agreements commonly used today or to seek to buy wrapper agreements having very different terms. VIA has informed the Board that such wrapper agreements are not likely to be available on terms or at a cost that would make it economically viable for the Fund to continue to pursue its investment strategy of maintaining a stable net asset value per share.

Interest rates have risen over the past few months and that trend is expected to continue. In this environment, the Fund's potential inability to continue valuing its wrapper agreements using its current methodology or to obtain wrapper agreements with significantly different terms, could have potentially adverse consequences to the Fund and its shareholders. To seek to protect against such possible adverse consequences, the Board has decided to take the actions described in this supplement.

As noted above, the recommended changes to the Fund were approved by the Fund's indirect majority shareholders on September 2, 2004. An information statement describing the changes and when they will take place will be sent to shareholders at least 30 days before the proposed changes go into effect.

INTERIM INVESTMENT ACTIVITIES

In early August 2004, at the direction of the Fund's investment adviser, VIA, the average duration of the Fund's portfolio was shortened to approximately 1.5 years, as permitted by the Fund's investment guidelines.

In addition, beginning in early September, VIA will reallocate the portions of the Fund's portfolio now subadvised by Wellington Management Company, LLP and Pacific Investment Management Company, LLC and place the entire portfolio under the management of the Fund's remaining subadviser, Payden & Rygel Investment Counsel ("Payden & Rygel"). In order to seek to maintain a stable net asset value, Payden & Rygel will invest the Fund's assets in a portfolio of short-term fixed income instruments with less than 60 days to maturity ("Interim Portfolio"). Payden & Rygel will construct the Interim Portfolio and will continue to subadvise

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the portfolio, subject to the continuing oversight of VIA, until one or more subadvisers are appointed by the Board to manage the Fund's assets in accordance with its new investment objectives and strategies. However, shortly before the Conversion takes place, the Interim Portfolio is expected to mature and will hold most of its assets in cash or cash equivalents for a brief period of time. As noted earlier, the Conversion is expected to take place on or about November 6, 2004.

By investing its assets in this manner, the Fund will seek to continue to maintain a stable net asset value of $100 per share until its Conversion to a short-term bond fund. The Fund's Board of Directors approved the use of the Interim Portfolio as a temporary measure.

The Interim Portfolio may produce a lower level of income than previously has been achieved by the Fund.

While the Fund will attempt to maintain a stable net asset value of $100 per share during the period prior to its Conversion, there is no assurance that the Fund will be able to do so and the Fund's net asset value per share may fluctuate.

After its Conversion to a short-term bond fund, the Fund will no longer seek to maintain a stable net asset value and its net asset value per share will fluctuate with changes in the market value of the Fund's portfolio holdings.

The Fund will pay Payden & Rygel for providing subadvisory services with respect to the Interim Portfolio at its current annual rate of 0.09% of the Fund's average daily net assets until the Fund's portfolio holdings are invested in accordance with its new investment objectives and strategies. In addition, the Fund will continue to pay VIA its annual advisory fee of 0.10% of the average daily net assets of the Fund through the Interim Period and after the Conversion. The annualized estimated expenses for the Fund during the Interim Period are expected to be as follows:

Advisory Fee               Subadvisory Fee           Other Expenses             Total Expenses
------------               ---------------           --------------             --------------

0.10%                               0.09%                     0.54%                     0.73%

The subadvisers that will manage the Fund's assets after its Conversion have not yet been selected. However, it is expected that new subadvisers will be appointed and announced before the conversion takes place. VIA will continue to manage the Fund and oversee the activities of its subadvisers both before and after the Conversion.

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         LIMITS ON PURCHASING FUND SHARES PRIOR TO CONVERSION

Until the Fund's Conversion to a short-term bond fund takes place, individuals currently investing in the Fund through the VantageCare Retirement Health Savings Plan ("RHS") or an Individual Retirement Account ("IRA") will be permitted to continue to invest in the Fund in accordance with their existing investment elections. However, from September 3, 2004 until its conversion to a short-term bond fund is completed, the Fund will not accept (i) any new elections by RHS or IRA investors to allocate all or part of their contributions to the Fund; (ii) changes to existing investment elections or allocation instructions that would increase or decrease an RHS or IRA investor's allocation to the Fund, although an investor will be permitted to discontinue entirely any future contributions to the Fund; or (iii) any transfers into the Fund from other investment options. This will effectively "close" the Fund to new investors for this temporary period, while permitting those investors who already have elected to make contributions to the Fund to continue to invest in the Fund. Of course, RHS and IRA investors will be able to transfer their assets out of the Fund to other investment options, or to change their elections so as to discontinue all contributions to the Fund during the Interim Period, in either case without penalty.

         VANTAGEPOINT MODEL PORTFOLIO FUNDS

The Vantagepoint Model Portfolio Savings Oriented Fund, the Vantagepoint Model Portfolio Conservative Growth Fund and the Vantagepoint Model Portfolio Traditional Growth Fund (each a "Model Portfolio" and together, the "Model Portfolios") each invest a portion of their assets in the VIP Fund, pursuant to the following target allocation:

        - The Model Portfolio Savings Oriented Fund's target is to allocate 65% of its assets to an investment in the VIP Fund.

        - The Model Portfolio Conservative Growth Fund's target is to allocate 50% of its assets to the VIP Fund.

        - The Model Portfolio Traditional Growth Fund's target is to allocate 30% of its assets to the VIP Fund.

The Fund's investment adviser, VIA, also serves as the investment adviser of these three Model Portfolios. The Model Portfolios are expected to continue investing in the VIP Fund in accordance with their current targets and rebalancing policies during the period while the VIP Fund's assets are invested in the Interim Portfolio. In light of the changes to the investment objective and strategies of the Fund, VIA is re-evaluating the fixed income allocations of the assets of the three Model Portfolios listed above and may determine to redeem a portion of their respective shares of the VIP Fund and reinvest the proceeds in shares of other funds of The Vantagepoint Funds. Such redemptions likely would significantly reduce the asset size of the VIP Fund, possibly by as much as one-third. Before deciding to implement such reallocations, VIA will conduct its customary periodic analysis to seek to identify the allocation of assets among the different funds of The Vantagepoint Funds that is optimum for each Model Portfolio in light of its individual investment objectives and strategies. No Model Portfolio is expected to withdraw its entire investment in the VIP Fund, although it could at any time. Further, a decision by VIA to reallocate some of the assets of the Model Portfolios away from the VIP

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Fund and into other funds of The Vantagepoint Funds should not be taken as an indicator of whether this would be an appropriate investment decision for any other investors in the VIP Fund.

VIA expects to effect any redemptions by the Model Portfolios after most of the short-term fixed income securities held in the Fund's Interim Portfolio have matured and have been converted to cash or cash equivalents, but before the Fund's assets are reinvested in a portfolio of securities consistent with the Fund's new investment objectives and strategies. By effecting the redemptions on behalf of the Model Portfolios in this manner, VIA expects to be able to avoid causing the Fund to incur unnecessary transaction costs and also to avoid or limit any other potential adverse impacts that such large redemptions may have on the Fund and its remaining shareholders.

SUMMARY DESCRIPTION OF THE VANTAGEPOINT SHORT-TERM BOND FUND

The following describes the investment objective and main investment strategies and risks of the Fund that are expected to become effective upon Conversion, when it will be renamed the Vantagepoint Short-Term Bond Fund, on or about November 6, 2004.

         INVESTMENT OBJECTIVE:

The Fund will seek a total return that is consistent with preservation of principal.



         PRINCIPAL INVESTMENT STRATEGIES:

- The Fund will invest in a wide variety of debt securities payable primarily in U.S. dollars. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; and (4) taxable municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the U.S., regional governmental authorities, and their agencies and instrumentalities, the interest on which is not exempt from federal income tax.

- The Fund generally will invest in investment grade debt securities, which are securities rated within the four highest grades by at least one of the major rating agencies such as Standard & Poor's (at least BBB), Moody's (at least Baa) or Fitch (at least BBB), or are securities the Adviser determines are of comparable quality. However, the Fund may invest up to 10% of its total assets in corporate debt securities rated below investment grade and up to 5% of its total assets in emerging markets debt. In any event, the average credit quality of the Fund overall will remain investment grade.

- The Fund may invest up to 10% of its assets in securities denominated in foreign currencies.

- Under normal market conditions, the Fund will invest at least 80 % of its total assets in bonds of varying maturities. The Fund also normally will invest at least 65% of its total assets in

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     securities with more than one year to maturity, and its maximum average portfolio maturity (on a dollar-weighted bases) normally will be three years.

- The Fund will invest in debt securities that its subadvisers believe offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity.

- The Fund may invest its assets in derivative instruments such as futures, options and options on futures if used for relative value, hedging or risk control, but not for speculation and may use swap agreements to manage interest rate, currency and credit exposure. Investments in derivative instruments will be limited to 10% of the market value of the Fund's assets.

         PRINCIPAL INVESTMENT RISKS:

- As with most bond funds, the income on and value of shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities owned by the Fund usually will decline. When interest rates fall, the prices of these securities usually will increase. Generally, the longer the Fund's average portfolio maturity, the greater will be the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. Investors in the Fund, therefore, could lose money.

- Below investment grade debt securities (commonly known as "high yield bonds" or "junk bonds") are speculative and involve a greater risk of default and price change due to changes in the issuer's creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

- Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by currency fluctuations and the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE